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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                December 12, 2003
                Date of Report (Date of earliest event reported)

                              PRESIDION CORPORATION
             (Exact name of registrant as specified in its charter)

             Florida                         000-3149             65-0832987
   (State or other jurisdiction of         (Commission             (I.R.S.
Employer incorporation or organization)    file number)         Identification
                                                                      No.)
                          755 W. Big Beaver, Suite 1700
                                 Troy, MI 48084
                    (Address of principal executive offices)

                                  (248)269-9600
                    (Registrant's telephone number, including
                                   area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

99.1     News Release.


ITEM 9.  REGULATION FD DISCLOSURE

On December 12, 2003, Presidion Corporation issued a news release, a copy of which is filed as an exhibit to this Form 8-K, announcing that Brian Jarzynski has been appointed as the Company's Chief Financial Officer, effective December 12, 2003. The Company also indicated that Craig A. Vanderburg, President and Chief Executive Officer, served as Acting Chief Financial Officer during the recruitment of the new financial executive.





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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Presidion  Corporation
                                                   -----------------------------
Date:  December 12, 2003                                   Registrant


                                                   /S/ Craig A. Vanderburg
                                                   -----------------------------
                                                   Craig A. Vanderburg,
                                                   President and Chief Executive
                                                   Officer
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                                    EXHIBIT INDEX


99.1       News Release.